SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                   July 24, 2002
                                   -------------
                                   Date of Report
                        (Date of Earliest Event Reported)



                           Milinx Business Group, Inc.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                  P-O Box 2156
                               Danville, CA 94526
                               ------------------
                    (Address of principal executive offices)



                                 (435) 628-2833
                                 --------------
                          Registrant's telephone number





       Delaware                      000-26421                    91-1954074
------------------------       ----------------------          -----------------
(State of Incorporation)      (Commission File Number)         (I.R.S. Employer)

Item 4.  Changes in Registrant's Certifying Accountant.

On July 17, 2002, Grant Thornton LLP resigned as Milinx Business Group, Inc. independent accountants.

As required by 304 of Regulation S-B, the accountants report submitted by Grant Thornton for the past two fiscal years did not contain an adverse opinion or a disclaimer opinion nor were they qualified as to uncertainty, audit scope or accounting principles, except that the audit report for the year ended June 30, 2001 contained a fourth explanatory paragraph describing going concern contingencies.

During the past two fiscal years and through July 17, 2002, there were no disagreements with the accountants on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure.


Item 7.  Exhibits or Financial Statement.

The former accountant, Grant Thornton's letter regarding disclosure is attached.




SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







          MILINX BUSINESS GROUP, INC.                        DATE



         /s/ John Erickson                             August 14, 2002
         ------------------------------------          ---------------
          John Erickson, Director



         /s/ Robert A. Zielinski                       August 14, 2002
         ------------------------------------          ---------------
          Robert A. Zielinski, Director



         /s/ Joseph Edmunds                            August 14, 2002
         ------------------------------------          ---------------
          Joseph Edmunds, Director

August 14, 2002

Securities and Exchange Commission
Washington, D.C. 20549



    Re:  Milinx Business Group, Inc.
         File No. 000-26421

Dear Sir or Madam:

We have read Item 4 of the Form 8-K/A of Milinx Business Group, Inc. dated August 14, 2002, and agree with the statements concerning our Firm contained therein.




Very truly yours,

/s/  GRANT THORNTON LLP